SUPPLEMENT TO THE

FIDELITY® U.S. GOVERNMENT RESERVES AND
FIDELITY CASH RESERVES

Funds of Fidelity Phillips Street Trust

January 29, 2004

STATEMENT OF ADDITIONAL INFORMATION

The following information supplements the information found under Cash Reserve's "Concentration" fundamental investment limitation in the "Investment Policies and Limitations" section beginning on page 2.

For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) deems the financial services industry to include the group of industries within the financial services sector.

The "Margin Purchases" header has been removed from the "Investment Policies and Limitations" section on page 3.

CAS/FUSB-04-01 March 30, 2004
1.475755.112